UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 28, 2013 (August 28, 2013)

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ENDO HEALTH SOLUTIONS INC.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Atwater Drive, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (484) 216-0000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On August 28, 2013, Endo Health Solutions Inc. issued a press release announcing that its Generics International (US Parent), Inc. subsidiary (d/b/a “Qualitest Pharmaceuticals”) signed an agreement to purchase all of the issued and outstanding membership interests of Boca Pharmacal, LLC ("Boca"), a privately held specialty generics company located in Coral Springs, Florida.
A copy of the press release is furnished as Exhibit 99.1.
This press release references EBITDA, a financial measure that is not in conformity with accounting principles generally accepted in the United States. We refer to such measures as non-GAAP financial measures. We define EBITDA as net income before interest, taxes, depreciation and amortization. EBITDA is not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. We refer to EBITDA in making operating decisions because we believe it provides meaningful supplemental information regarding our operational performance. For instance, we believe references to EBITDA facilitate internal comparisons to competitors’ results. We believe EBITDA is useful to investors in allowing for greater transparency related to supplemental information used in our financial and operational decision-making. We have not provided a quantitative reconciliation of projected EBITDA. Not all of the information necessary for quantitative reconciliation is available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections, particularly with respect to the impact of purchase accounting. Accordingly, we do not believe that reconciling information for such projected figures would be meaningful.
The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 28, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO HEALTH SOLUTIONS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary
Dated: August 28, 2013

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 28, 2013